                                                                     EXHIBIT 4.3

                           Specimen Stock Certificate
                               [Face of Security]

                                     INAMED

                               INAMED CORPORATION

               Incorporated under the laws of the State of Florida
  Authorized Capital Stock 20,000,000 Shares            Par Value $.01 Per Share

     NUMBER                                                      SHARES




THIS CERTIFIES THAT



IS THE OWNER OF




 FULL PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT ($.01) EACH OF
                              THE COMMON STOCK, OF

                               INAMED CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation as now or hereafter amended (a copy of which certificate is on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

     DATED



     --------------------                         --------------------
     Secretary                                    President


Countersigned and Registered:
U.S. Stock Transfer Corporation
(Glendale, CA)
Transfer Agent and Registrar

AUTHORIZED SIGNATURE
                                     [SEAL]

                               [Back of Security]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM ---- as tenants in common                            UNIF GIFT MIN ACT ----________Custodian________
TEN ENT ---- as tenants by the entireties                                            (Cust)         (Minor)
JT TEN ---- as joint tenants with right of survivorship                   Under Uniform Gifts to Minors
                and not as tenants in common                              Act__________________________
                                                                                      (State)


     FOR VALUE RECEIVED, ___________________ HEREBY SELL, ASSIGN AND TRANSFER
     UNTO

     PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE:

     ________________________________________________


  ___________________________________________________________________________
  (Please print or typewrite name and address, including zip code, of Assignee)

   ___________________________________________________________________________

   ___________________________________________________________________________

   ____________________________________shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

   ______________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


     Dated: _________________________

                                          ______________________________________
                                          NOTICE: The signature to this
                                                  assignment must correspond
                                                  with the name as written upon
                                                  the face of the certificate in
                                                  every particular, without
                                                  alteration or enlargement of
                                                  any change whatever.